UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CONCIERGE TECHNOLOGIES, INC.
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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(4) Date Filed: October 12, 2021

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to our Information Statement on Form DEF 14C as filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021, is solely to update information regarding the Company’s committees of the board, which were created on August 24, 2021, after the Company’s fiscal year ended June 30, 2021.

This Amendment makes no other changes to the Form DEF 14C as filed with the SEC on October 12, 2021, and no attempt has been made in this Amendment to modify or update the other disclosures presented in the Form DEF 14C.

CONCIERGE TECHNOLOGIES, INC.

120 Calle Iglesia, Unit B

San Clemente, CA 92672

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

NOTICE OF ANNUAL MEETING

You are cordially invited to attend the Annual Meeting of Stockholders of Concierge Technologies, Inc. (the “Company”) on Friday, November 12, 2021, at 12:00pm., Pacific Time Zone, (the “Annual Meeting”) in order to:

1. 2.

elect each of the director nominees named herein to the Company’s board of directors (the “Board”) to serve a one-year term; and

transact such other business as may properly come before the meeting and any adjournment thereof.

Due to COVID-19 concerns, we are providing live attendance through an online virtual meeting application as set forth below:

Topic: Concierge Technologies, Inc. Annual Stockholder Video Conferencing Meeting

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The Board has fixed the close of business on October 1, 2021, as the record date (the “Record Date”) for determining stockholders entitled to notice and to vote at the Annual Meeting, and any postponements or adjournments thereof. Holders of our common stock and preferred stock as of the Record Date who are present in person or by valid proxy will be entitled to vote at the meeting. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is being mailed to our stockholders, beginning on October 12, 2021, for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board of Directors (the “Board”) is not soliciting your proxy or consent in connection with any matters to be discussed at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

1.	If you plan to attend the meeting, please RSVP by October 31, 2021 to Concierge Technologies, Inc. 949.429.5370 or by email to info@conciergetechnology.net.

Date: October 12, 2021	By Order of the Board of Directors,

	By:	/s/ Nicholas Gerber
Nicholas Gerber
President, Chief Executive Officer and Chairman of the Board of Directors

CONCIERGE TECHNOLOGIES, INC.

120 Calle Iglesia, Unit B

San Clemente, CA 92672

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are furnishing this Information Statement to stockholders of CONCIERGE TECHNOLOGIES, INC. (“We” or “Concierge” or the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments or postponements thereof. We will hold a video conference Annual Meeting on Tuesday, November 12, 2021, at 12:00 p.m., Pacific Time, on Ring Central meeting application.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Information Statement (including the Notice of Annual Meeting of Stockholders) and the information concerning the Company set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 (“Annual Report”) (collectively the “Meeting Materials”), are first being made available to stockholders beginning on or about October 12, 2021.

Holders of record of our common stock and our Preferred Stock at the close of business on October 1, 2021 (the “Record Date”) will be entitled to notice of the Annual Meeting. On the Record Date, we had 37,485,959 outstanding shares of common stock, par value $0.001 per share, of Concierge Technologies, Inc. (the “Company” and such common stock, the “Common Stock”), and 49,360 Series B Convertible, Voting, Preferred Stock, par value $0.001 per share, each entitled to 20 votes, of the Company (“Preferred Stock” and together with the Company Common Stock, the “Voting Stock”). A quorum of stockholders must be present for any business to be conducted at the Annual Meeting.

Purpose of the Meeting

At the Annual Meeting, our stockholders will be asked to vote on the following proposals:

1.	elect each of the director nominees named herein to the Company’s board of directors (the “Board”) to serve a one-year term; and

2.	transact such other business as may properly come before the meeting and any adjournment thereof.

Vote Required

As set forth in Section 3.1(a) of our Bylaws, directors will be elected by a majority of the voting power of the shares of stock entitled to vote thereon in person or by proxy at an annual meeting of the stockholders with a quorum present.

Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) own 18,130,015 shares of Voting Stock. Mr. and Mrs. Gerber serve as trustees of the Gerber Trust. The Schoenberger Family Trust (the “Schoenberger Trust”) own 4,697,993 shares of Voting Stock. Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s stockholders. Pursuant to a voting agreement, (the “Voting Agreement”), the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 22,828,008, or 59.33% of the Voting Stock when voting on director nominees.

Stockholders who own in excess of 50% of the Company’s outstanding Voting Stock have advised us that they intend to vote for the election of Directors. As a result, each of the director nominees will be elected to serve a one-year term as described in this information statement at the Annual Meeting.

No Dissenters Rights

Under the Nevada Revised Statutes, no dissenters’ rights are applicable since stockholders are not being asked to vote on any proposals at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Bylaws, each member of our Board of Directors serves until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualifies. Currently, our Board has nine members, five of whom are “independent directors” as such term is defined in Section 803 of the NYSE American Company Guide. The NYSE American definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The term of office of all directors will expire at this year's Annual Meeting. On the nomination and recommendation of our Board, Nicholas Gerber, David W. Neibert, Scott Schoenberger, Matt Gonzalez, Derek Mullins, Kathryn D. Rooney, Kelly Anderson, Erin Grogan, and Joya Delgado Harris will stand for reelection as directors at the Annual Meeting. Each of the individual directors have consented to serve as director upon his or her election and re-election.

Stockholders who own in excess of 50% of the Company’s outstanding Voting Stock have advised us that they intend to vote for the election of Directors. As a result, each of the director nominees will be elected to serve a one-year term, or until his or her respective successor is duly elected and qualifies. If any nominee should become unable to serve or, for good cause, will not serve as a director, a substitute nominee as may be proposed by our Board. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

The following nominees for election as directors to serve until the next annual meeting of stockholders in 2022 and until their successors are duly elected and qualifies:

Name	Age	Principal Occupation	Director Since
Interested Director Nominees:
Nicholas D. Gerber	59	President, CEO and Chairman of Concierge Technologies, Inc.	2015
Scott Schoenberger	55	Owner and CEO of KAS Engineering	2015
David W. Neibert	66	Chief Operations Officer and Secretary of Concierge Technologies, Inc.	2002
Kathryn D. Rooney	49	Chief Marketing Officer of United States Commodities Funds, LLC	2017
Independent Director Nominees:
Matt Gonzalez	56	Chief Attorney at the San Francisco Public Defender’s Office, Partner in Gonzalez & Kim	2013
Kelly J. Anderson	53	Self-Employed Consultant and Entrepreneur	2019
Erin Grogan	47	Independent Consultant for Alpine Investors	2017
Joya Delgado Harris	48	Executive Director, Gold Standard with the CEO Roundtable on Cancer	2017
Derek Mullins	47	Co-Founder and Managing Partner of PINE Advisor Solutions	2017

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Although neither the Company’s Common Stock nor Preferred Stock are listed for trading on the NYSE American, for purposes of this Information Statement, independent directors are those determined by the Board to be “independent directors” for the purposes of Section 803 of the NYSE American Company Guide.

Biographical Information

Interested Directors

Nicholas D. Gerber: Mr. Gerber has served as Chief Executive Officer, President, and Chairman of the Board of Directors of Concierge, the parent of Wainwright and its subsidiaries since January 2015. Mr. Gerber also has served as the President and a Director of Wainwright, a position he has held since March of 2004. He is also the CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Concierge since November 2019. Mr. Gerber serves as CEO of a newly formed Concierge subsidiary, Marygold & Co. (UK) Limited in London, England since August 2021. Since May 2015, Mr. Gerber has served as Vice President of United States Commodity Funds, LLC (“USCF”), a subsidiary of Wainwright and a Management Director since June 2005. Mr. Gerber served as President and Chief Executive Officer of USCF from June 2005 through May 15, 2015, and Chairman of the Board of Directors of USCF from June 2005 through October 2019. Mr. Gerber co-founded USCF in 2005 and prior to that, he co-founded Ameristock Corporation in March 1995, a California-based investment adviser registered under the Investment Advisers Act of 1940 from March 1995 until January 2013. From August 1995 to January 2013, Mr. Gerber served as Portfolio Manager of Ameristock Mutual Fund, Inc. On January 11, 2013, the Ameristock Mutual Fund, Inc. merged with and into the Drexel Hamilton Centre American Equity Fund, a series of Drexel Hamilton Mutual Funds. Drexel Hamilton Mutual Funds is not affiliated with Ameristock Corporation, the Ameristock Mutual Fund, Inc. or USCF. Mr. Gerber also has served USCF Advisers, LLC (“USCF Advisers”) on the Board of Managers from June 2013 to present, as the President from June 2013 through June 18, 2015, and as Vice President from June 18, 2015, to present. USCF Advisers is a subsidiary of Wainwright and an affiliate of USCF, is an investment adviser registered under the Investment Advisers Act of 1940, and, since February 2017, is registered as a commodity pool operator, NFA member and swap firm. He also has served as Chairman of the Boards of Trustees of USCF ETF Trust since 2014 and USCF Mutual Funds Trust since October 2016, respectively, (USCF ETF Trust and together with USCF Mutual Funds Trust are referred to as the “Trusts”) and each of the Trusts are investment companies registered under the Investment Company Act of 1940, as amended. In addition, Mr. Gerber served as the President and Chief Executive Officer of USCF ETF Trust from June 2014 until December 2015. Mr. Gerber has been a principal of USCF listed with the CFTC and NFA since November 2005, an NFA associate member and associated person of USCF since December 2005 and a Branch Manager of USCF since May 2009. Additionally, effective as of January 2017, he is a principal of USCF Advisers and, effective as of February 2017, he is an associated person, swap associated person, and branch manager of USCF Advisers. Mr. Gerber earned a Master of Business Administration degree in finance from the University of San Francisco, a Bachelor of Arts degree from Skidmore College and holds an NFA Series 3 registration.

The Board believes Mr. Gerber is qualified to serve on the Board and as Chairman because of his experience as President and Chief Executive Officer and Chairman of the Company, his prior experience at various firms in the financial services industry as well as his serving on the boards of directors of numerous private and public companies and funds.

Scott Schoenberger: Mr. Schoenberger has served on the Board of Concierge since January 2015. Mr. Schoenberger is the owner and Chief Executive Officer of KAS Engineering, a second-generation plastic injection molding firm based in multiple southern CA locations. He also is the owner and Chief Executive Officer of Nica Products, another manufacturing company based in Orange County, CA. Mr. Schoenberger has over 30 years of business experience in manufacturing and technology. He has been involved with several startups as a consultant and/or angel level investor in such industries as medical, technology, consumer products, electronics, automotive, and securities industries. A California native, he has a Bachelor of Science degree in Environmental Studies from the University of California, Santa Barbara.

The Board believes Mr. Schoenberger is qualified to serve on the Board because his experience as an executive allows him to provide the Board with key insights into the Company’s operations and future acquisitions.

David W. Neibert: Mr. Neibert has been a Director of Concierge since June 2002. Mr. Neibert previously served as Chief Executive Officer of Concierge from April 2007 through January 2015, then Chief Financial Officer from February 2015 through October 2017, and from November 2017 to present, Mr. Neibert has served as the Chief Operations Officer. Concurrently with his service and tenure at Concierge, Mr. Neibert has continuously served as President of Kahnalytics, Inc. since May 2015, nka Original Sprout; Director and Chief Financial Officer of Gourmet Foods Ltd. since August 2015 and its subsidiary, Printstock Products Ltd., since June 2020; Director for Brigadier Security Systems since June 2016, and Director of Marygold and Co since November 2019. As Concierge’s Chief Operations Officer, Mr. Neibert is responsible for long range planning, growth and ensuring profitable operations of Concierge’s subsidiaries including, but not limited to, the selection and retention of their respective management teams, accounting practices and processes in accordance with U.S. GAAP. Mr. Neibert is also responsible for the primary due diligence efforts, contract negotiations, and on-boarding of new subsidiary acquisitions for Concierge. Prior to joining Concierge, Mr. Neibert served as President of Roamer One and as a Director and Executive Vice President of Business Development of their publicly traded parent company Intek Global Corporation, a global distributor of radio products. Mr. Neibert attended the University of California Los Angeles from 1973-1978 with a focus on business management and developmental psychology.

The Board believes Mr. Neibert is qualified to serve on the Board because of his familiarity with the Company and its subsidiaries and his years of experience in management consulting and financial accounting for public and private companies.

Kathryn D. Rooney: Ms. Rooney has served as Director of Concierge and as the Company’s Chief Communications Officer since January 2017.  Ms. Rooney also serves as the Chief Marketing Officer of USCF and brings over 20 years of experience in marketing and investor relations. Ms. Rooney is responsible for marketing, brand management for Concierge and USCF and overall product distribution for USCF. Prior to joining USCF and Concierge, Ms. Rooney was Director of Business Development for the Ameristock Mutual Fund. She also served as National Sales Director for ALPS Mutual Fund Services and as a Trust Officer for Fifth Third Bank. Ms. Rooney received her Bachelor of Arts degree in Economics and Psychology with a minor in Art History from Wellesley College. Ms. Rooney is a registered representative of ALPS Distributors, Inc.

The Board believes Ms. Rooney is qualified to serve on the Board because of her familiarity with the Company and its largest subsidiary, USCF, and its marketing and investor relations strategy.

Independent Directors

Kelly J. Anderson: Kelly Anderson has over 25 years of experience in finance, accounting and operations roles in various industries. Ms. Anderson is the founder and CEO of CXO Executive Solutions, LLC, a national woman-owned financial consulting services company serving private, public, private equity, entrepreneurial, family office and government-owned firms in all industries. Between 2020 and 2015, Ms. Anderson has been a managing partner in C Suite Financial Partners, a financial consulting services company. Between July 2014 and March 2015, Ms. Anderson was CFO of Mavenlink, a SaaS company. Between October 2012 and January 2014, Ms. Anderson was Chief Accounting Officer of Fisker Automotive. Between April 2010 and February 2012, Ms. Anderson was the President and Chief Financial Officer of T3 Motion, Inc. (“T3”), an electric vehicle technology company. Between March 2008 and April 2010, she served as T3’s Executive Vice President and Chief Financial Officer, and as a director from January 2009 until January 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit reporting agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties and its affiliates. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp., a Fortune 500 title insurance company. Ms. Anderson has served on the board of directors for Tomi Environmental Services (NASDAQ: TOMZ) since 2016 and Concierge Technologies since May 2019 (OTCQB: CNCG). Ms. Anderson is a CPA (Inactive). Ms. Anderson holds a Bachelor of Arts degree in Business Administration with an accounting concentration from California State University Fullerton.

The Board believes that Ms. Anderson is qualified to serve on our board of directors because of her extensive experience in accounting and executive management.

Matt Gonzalez: Mr. Gonzalez has served as a Director of Concierge since 2013.  He is an accomplished attorney with experience handling both civil and criminal matters in both state and federal courts. Since early 2011 he has served as the Chief Attorney of the San Francisco Public Defender's Office where he oversees an office of over 100 trial lawyers. He previously served as an elected member of the San Francisco Board of Supervisors from 2001-2005, and served as the president of the body from 2003-2005. Mr. Gonzalez is a partner at Gonzalez & Kim, a California partnership with multiple business holdings in the transportation sector. He is a co-owner of Flywheel Taxi (formerly DeSoto Taxi) in San Francisco. He joined Concierge as an investor in 2010 before becoming its Director in 2013. Mr. Gonzalez earned his Bachelor of Arts degree from Columbia University and his Juris Doctor from Stanford Law School.

The Board believes Mr. Gonzalez is qualified to serve on the Board because of his familiarity with the Company, his experience as a business owner/operator, as well as his legal expertise and experience in governmental affairs.

Erin Grogan: Ms. Grogan has served as Director of Concierge since 2017.  Ms. Grogan serves as the Chief Financial Officer of the Association for California School Administrators. Previously, Ms. Grogan served as head of Finance and Operations at YouCaring, a fundraising platform for personal and charitable causes, until it was acquired by GoFundMe. Prior to joining YouCaring, Ms. Grogan was the Director of Finance and Planning as well as an adjunct faculty member at the University of San Francisco, School of Management, from 2012 until 2016. Ms. Grogan has over 20 years of experience in management and finance, including positions at ON24, Inc., Mooreland Partners, Cadbury Schweppes, Asbury Automotive Group, Banc of America Securities, PricewaterhouseCoopers, and American International Group. Ms. Grogan earned her Bachelor of Arts degree from Columbia University and a Master of Business Administration in finance from the New York University Leonard N. Stern School of Business.

The Board believes that Ms. Grogan is qualified to serve on the Board because of her extensive background in finance and management.

Joya Delgado Harris: Ms. Harris has served as Director of Concierge since 2017.  She currently serves as the Executive Director, Gold Standard with the CEO Roundtable on Cancer, driving the mission of their Gold Standard program, inclusive of the Health Equity and Going4Gold initiative. Ms. Harris was previously the Director of Research Integration for the American Cancer Society. In that role she provided oversight and management of the integration of products and outcomes stemming from the Office of Cancer Research and Implementation into enterprise-wide mission objectives. Before joining the American Cancer Society, Ms. Harris worked for Y-Me National Breast Cancer Organization from 2008-2011. She has extensive experience in nonprofit management, previously serving as the Executive Director for the Association of Village PRIDE and as the Director of Product Development for the Metropolitan Atlanta Chapter of the American Red Cross. Her background and demonstrated accomplishments in key leadership functions include program development, implementation, and evaluation; curriculum design, grant writing, resource development, community outreach, and developing business partnerships. Ms. Harris also serves as a Consumer Peer Reviewer for the Congressionally Directed Medical Research Programs (CDMRP), administered by the Department of Defense, sitting alongside scientists to review and evaluate innovative breast cancer research grant proposals. Additionally, she is an advocate reviewer for the Cancer Prevention and Research Institute of Texas (CPRIT). Ms. Harris earned a Bachelor of Arts degree from Wellesley College and received a Master of Public Health degree with a concentration in public health policy and management from the Rollins School of Public Health of Emory University.

The Board believes that Ms. Harris is qualified to serve on the Board because of her wealth of leadership experience and diverse professional experience.

Derek Mullins: Mr. Mullins has served as Director of Concierge since 2017 and currently serves as Co-Founder and Managing Partner of PINE Advisor Solutions and currently serves as Chief Financial Officer for several registered investment companies. Previously he was the Director of Operations at ArrowMark Colorado Holdings LLC from 2009 to 2018.  Mr. Mullins also served as Director of Operations at Black Creek Capital and Dividend Capital from 2004 to 2009 and as Manager of Fund Administration at ALPS Fund Services from 1996 to 2004. Mr. Mullins brings over 25 years of operations, accounting, finance and compliance experience to the Board. Mr. Mullins earned his Bachelor of Science degree in finance and a Master of Science degree in finance from the University of Colorado, Boulder and the University of Colorado, Denver, respectively.

The Board believes that Mr. Mullins is qualified to serve on the Board because of his extensive background in finance and his experience as an executive officer of public companies.

Compensation of Directors

The following table sets forth the compensation that we paid during the year ended June 30, 2021 to our directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David W. Neibert	-	-	-	-	-	-	-	-
Nicholas Gerber	-	-	-	-	-	-	-	-
Scott Schoenberger	-	-	-	-	-	-	-	-
Kathryn D. Rooney	-	-	-	-	-	-	-	-
Kelly J. Anderson	10,000	-	-	-	-	-	-	10,000
Matt Gonzalez	10,000	-	-	-	-	-	-	10,000
Erin Grogan	10,000	-	-	-	-	-	-	10,000
Joya Delgado Harris	10,000	-	-	-	-	-	-	10,000
Derek Mullins	10,000	-	-	-	-	-	-	10,000

Only our independent directors received compensation for their services as directors during the year ended June 30, 2021. Independent directors receive an annual retainer, paid quarterly, plus reimbursement for approved Board meeting travel and related out-of-pocket expenses. In addition, the Company is responsible for paying directors’ and officers’ liability insurance. This expense for the year ended June 30, 2021 was $147,454.

Executive Officers

Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers or significant employees in the following capacities:

Name	Age	Office
Nicholas D. Gerber	59	President and Chief Executive Officer
Stuart Crumbaugh	58	Chief Financial Officer
David Neibert	66	Chief Operations Officer

For information on Mr. Gerber, see his biographical information under “Election of Directors” above.

Stuart P. Crumbaugh: Stuart Crumbaugh has served as the Chief Financial Officer of Concierge Technologies, Inc. ("Concierge"), the parent of Wainwright Holdings, Inc. (“Wainwright”) since December 2017. Mr. Crumbaugh has also served as a director of Wainwright, the parent and sole member of United States Commodity Funds, LLC (“USCF”) since December 2016. He is also the Treasurer and a member of the Board of Directors of Marygold & Co., Inc. a subsidiary of Concierge since November 2019. In addition, Mr. Crumbaugh is the Chief Financial Officer, Secretary and Treasurer of USCF, a subsidiary of Wainwright since May 2015 and has been a principal of USCF listed with the CFTC and NFA since July 1, 2015, and as of January 2017, he is a principal of USCF Advisers. USCF Advisers, LLC (“USCF Advisers”) an affiliate of USCF, is an investment adviser registered under the Investment Advisers Act of 1940, and, as of February 2017, is registered as a commodity pool operator, NFA member and swap firm. Since June 2015, Mr. Crumbaugh has been the Treasurer and Secretary of USCF Advisers. He has served as a Management Trustee, Chief Financial Officer and Treasurer of (1) USCF ETF Trust since May 2015 and (2) USCF Mutual Funds Trust since October 2016. Mr. Crumbaugh joined USCF as the Assistant Chief Financial Officer on April 6, 2015. Prior to joining USCF, Mr. Crumbaugh was the Vice President Finance and Chief Financial Officer of Sikka Software Corporation, a software service healthcare company providing optimization software and data solutions from April 2014 to April 6, 2015. Mr. Crumbaugh served as a consultant providing technical accounting, IPO readiness and M&A consulting services to various early stage companies with the Connor Group, a technical accounting consulting firm, for the periods of January 2014 through March 2014; October 2012 through November 2012; and January 2011 through February 2011. From December 2012 through December 2013, Mr. Crumbaugh was Vice President, Corporate Controller and Treasurer of Auction.com, LLC, a residential and commercial real estate online auction company. From March 2011 through September 2012, Mr. Crumbaugh was Chief Financial Officer of IP Infusion Inc., a technology company providing network routing and switching software enabling software-defined networking solutions for major mobile carriers and network infrastructure providers. Mr. Crumbaugh earned a Bachelor of Arts degree in Accounting and Business Administration from Michigan State University in 1987 and is a Certified Public Accountant – Michigan (Inactive).

Compensation of Executive Officers

Summary Compensation Table

The following table sets forth the compensation paid to our executive officers for the fiscal year ended June 30, 2021. Unless otherwise specified, the term of each executive officer is that as set forth under that section entitled, “Directors, Executive Officers, Promoters and Control Persons -- Term of Office”.

Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonqualified Deferred Compensation Earnings	Total ($)
David W. Neibert(1)	2020	250,000	-	-	-	-	250,000
Chief Operations Officer	2021	256,000	50,000	-	-	-	306,000
Nicholas D. Gerber(2)	2020	400,000	-	-	-	-	400,000
Chief Executive Officer	2021	400,000	-	-	-	-	400,000
John P. Love(3)	2020	450,000	-	-	-	-	450,000
Chief Executive Officer - USCF	2021	450,000	112,500	-	-	-	562,500
Stuart P. Crumbaugh(4)	2020	294,222	-	-	-	-	294,222
Chief Financial Officer	2021	294,580	91,885	-	-	-	386,465

(1) Mr. Neibert’s annual salary was adjusted to $275,000 effective April 1, 2021.

(2) USCF pays Mr. Gerber a salary of $400,000 per year.

(3) USCF pays Mr. Love a salary of $450,000 per year.

(4) USCF pays Mr. Crumbaugh a salary of $294,580 per year.

There were no unexercised stock options, stock that has not vested, or equity incentive plan awards for any named officer outstanding at the end of the last fiscal year.

INFORMATION ABOUT OUR CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2021, our Board met at least once per quarter with additional special meetings conducted telephonically to address issues arising from acquisition transactions and other non-routine events. The Board did not have any standing committees as of June 30, 2021. During fiscal year ended June 30, 2021, each director then serving on the Board attended at least 3 of 5 meetings of the Board, either in person or telephonically.

It is anticipated that each of the current members of the Board will attend the Company’s 2021 Annual Meeting of Stockholders either in-person, virtually or telephonically. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Stockholders.

Effective on August 24, 2021, the Board of Directors adopted Charters of the Audit Committee; Compensation Committee and Nominating and Governance Committee, which are fully detailed below.

Board Leadership Structure and Role in Risk Oversight

Under the Company’s Bylaws, the Board elects the Company’s Chairperson and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by Mr. Gerber. The Board believes that the Company and its stockholders are best served by having a policy that provides the Board the ability to select the most qualified and appropriate individual to lead the Board as Chairperson. The Board also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board believes that having Mr. Gerber serve as both Chairman and CEO provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board is responsible for the oversight of risk management. The Board is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

Independent Directors

The Board has adopted the standard of independence set forth in the NYSE American Company Guide in order to determine whether members of the Board are “independent”. Upon consideration of the criteria and requirements regarding director independence set forth in Section 803 of the NYSE MKT Company Guide, the Board has determined that the following five directors, Matt Gonzalez, Kelly Anderson, Erin Grogan, Joya Delgado Harris and Derek Mullins, meet the NYSE American’s independence standards, including the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act.

Committees of the Board

Effective on August 24, 2021, the Board of Directors adopted Charters of the Audit Committee; Compensation Committee and Nominating and Governance Committee.

Committee membership of the Board of Directors is as follows:

Board Committee Membership

Independent Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Matt Gonzalez		C
Derek Mullins	C
Kelly J. Anderson	M
Joya Delgado Harris		M	C
Erin Grogan	M		M

C -          Chairman of Committee.

M -          Member.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NYSE American rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Derek Mullins is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and overseeing and advising the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee will have the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

Stockholder Communications with the Board

Stockholders may communicate with the Board by written correspondence. Correspondence from the Company’s stockholders to the Board or any individual directors or officers should be sent to the Company’s Secretary. The Secretary will screen all communications for product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding the correspondence to the Board. Correspondence addressed to either the Board as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Board or to the individual director, as applicable. The Company’s Secretary will regularly provide to the Board a summary of all stockholder correspondence that the Secretary receives. This process has been approved by the Company’s Board.

All correspondence should be sent to Concierge Technologies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672, Attention: Mr. David W. Neibert, Chief Operations Officer and Secretary.

Code of Business Conduct and Ethics

The Board has adopted a code of ethics (the “Code”) designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The Code applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the Code to any person without charge, upon request to Mr. David W. Neibert, Chief Operations Officer and Secretary by calling 949.429.5370 or by writing to Concierge Technologies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672, Attention: Mr. David W. Neibert, Chief Operations Officer and Secretary.

The Company intends to disclose any amendments to or waivers of its Code as it applies to directors or executive officers by filing them on Form 8-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following aggregate fees by BPM LLP were billed to the Company for work attributable to audit, tax and other services in each of the fiscal years ended June 30, 2021 and 2020.

Audit Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for its professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q reports or other services normally provided in connection with statutory and regulatory filings or engagements for those two fiscal years:

Fiscal Year ended June 30, 2021          $369,580

Fiscal Year ended June 30, 2020          $361,340

Audit-Related Fees. Our principal independent accountant, and those secondary accountants performing audit reviews of our subsidiaries on our behalf, billed us, for each of the last two fiscal years, the following aggregate fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees”:

Fiscal Year ended June 30, 2021          $nil

Fiscal Year ended June 30, 2020          $900

Tax Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for professional services rendered for tax compliance, tax advice and tax planning:

Fiscal Year ended June 30, 2021          $125,683

Fiscal Year ended June 30, 2020          $132,326

All Other Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for products and services provided by it, other than the services reported in the above three categories:

Fiscal Year ended June 30, 2021          $nil

Fiscal Year ended June 30, 2021          $nil

Pre-Approval of Audit and Non-Audit Services.  The Audit Committee, and in our case the board of directors, require that it pre-approve all audit, review and attest services and non-audit services before such services are engaged.

It is expected that a representative of BPM LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

AUDIT COMMITTEE REPORT

The Securities and Exchange Commission’s rules require the Company to include in this information statement a report from the audit committee of the board. Since our board did not have a standing audit committee as of June 30, 2021, the entire board performed the functions of the audit committee. We have reviewed and discussed the financial statements with management and the Company’s independent auditors and discussed with the Company’s independent auditors matters required to be discussed by applicable requirements of the PCAOB. The Company’s independent auditors provided us with the written disclosures required by applicable requirements of the PCAOB, and we discussed with the Company’s independent auditors their independence from management and the Company. Based upon our discussion with the independent auditors and our review of the report of the independent auditors, we have included the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021, filed with the Securities and Exchange Commission on September 22, 2021.

Submitted by the board of directors, acting as the Audit Committee:

Nicholas D. Gerber
David W. Neibert
Kathryn D. Rooney
Scott Schoenberger
Kelly J. Anderson
Matt Gonzalez
Erin Grogan
Joya Delgado Harris
Derek Mullins

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 1, 2021, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s common stock by (1) each director of the Company, (2) the named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding common stock, and (4) all directors and officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants (or other rights, if any) that are currently exercisable or exercisable within 60 days of October 1, 2021, are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 38,473,159 shares of common stock, assuming the conversion of all outstanding shares of Preferred Stock, outstanding as of October 1, 2021.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Concierge Technologies, Inc. 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

Directors	Officers	5% Beneficial Owners	Amount Owned		Percent of Class(5)
Gonzalez & Kim	-	-	233,400	(1)	* %
Nicholas D. Gerber	X	X	18,130,015	(2)	47.12%
David W. Neibert	X	-	36,248	(3)	* %
Scott Schoenberger	-	X	4,697,993	(4)	12.21%
Kathryn D. Rooney	-	-	-		-%
Derek Mullins	-	-	-		-%
Erin Grogan	-	-	-		-%
Kelly J. Anderson	-	-	-		-%
Joya Delgado Harris	-	-	-		-%
Officers and Directors as a Group	-	-	23,097,656	(5)	60.03%
Eliot and Sheila Gerber	-	X	3,183,929		8.28%
Gerber Family Trust	-	X	5,623,543		14.62%

*Indicates below 1.0%.

(1)

Mr. Gonzalez is a member of the Board of the Company. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 11,670 shares of Series B Preferred Stock (which after giving effect to their conversion would total 233,400 shares of Common Stock) constituting 0.61% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

(2)

Mr. Gerber is the President and Chief Executive Officer of the Company and Chairman of the Board. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 18,130,015 shares, representing 47.12% of the outstanding shares of Common Stock. As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.

(3)

Mr. Neibert is the Chief Operations Officer of the Company and a member of the Board. Mr. Neibert owns an aggregate 36,248 shares. Mr. Neibert’s total beneficial ownership constitutes 0.09% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

(4)

Mr. Schoenberger is a member of the Board of the Company. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, and total 4,697,993 shares, representing 12.21% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mr. Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.

(5)

The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1).

Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s stockholders. Pursuant to a voting agreement, (the “Voting Agreement”), the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 22,828,008, or 59.33% of the Voting Stock when voting on director nominees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our last fiscal year, we did not enter into any transactions with related persons, promoters or certain control persons as covered by Item 404 of Regulation S-K. However, in connection with that certain Securities Purchase Agreement with Nicholas Gerber and Scott Schoenberger, certain now current executive officers and directors may have formed a “group” under Section 13(d)(3) of the Act which may result in related party transactions in the future. These affiliations are disclosed herein.

On January 26, 2015, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with two accredited investors, Nicholas Gerber and Scott Schoenberger, (the “Purchasers”) pursuant to which we agreed to sell and the Purchasers agreed to purchase approximately 13,333,333 shares of common stock and approximately 108,172 shares of Series B preferred stock of the Company (adjusted for the effect of the 1:10 reverse stock split in December 2015 and the 1:30 reverse stock split in December 2017) in exchange for $3,000,000 USD. Pursuant to the terms of the Securities Purchase Agreement, Purchasers acquired a controlling interest in the Company pursuant to the issuance of the above shares which constituted approximately 70.0% of the voting control of the Company. Following the closing of the Securities Purchase Agreement, Mr. Gerber and Schoenberger became officers and directors of the Company.

On April 8, 2016 and May 25, 2016, the Company entered into convertible promissory note agreements (the “Promissory Notes”) with the Gerber Irrevocable Family Trust, an affiliate of our shareholder and CEO, that resulted in the funding of $350,000 and with the Schoenberger Family Trust, an affiliate of our shareholder and director, that resulted in the funding of $250,000, respectively. The Promissory Notes bear interest at four percent (4%) per annum and increases to nineteen percent (19%) in the event of default by the Company. The Company and the noteholder negotiated the interest rate at arm’s length relying upon the available market rate for long-term deposits at financial institutions as well as the current rate of return realized by the noteholder for cash deposits currently held. Larger deposits traditionally fall into a “Jumbo” rate category with marginally higher returns. Interest ranged from annual percentage rates of 0.01% at the lowest to 1.75% at the highest. Recognizing the unsecured nature of the promissory note, and the historical record of continued operating losses by the Company, a rate of 4% annual interest was agreed upon in light of the heightened default risk over traditional investment instruments. There was no beneficial conversion feature identified as of the date of issuance of the Promissory Notes.

On September 19, 2016, the Company entered into a conditional Stock Purchase Agreement (the “Agreement”), dated September 19, 2016, with Wainwright Holdings, Inc., a Delaware corporation (“Wainwright”) and certain shareholders of Wainwright (the “Sellers”), pursuant to which the Sellers conditionally agreed to sell, and the Company conditionally agreed to purchase, the total issued and outstanding common stock of Wainwright (the “Wainwright Shares”).

In connection with the acquisition of Wainwright on December 9, 2016, the Promissory Notes were subsequently amended to remove the conversion feature. Additionally, as a result of the transaction completed on December 9, 2016, current shareholders of Wainwright became shareholders of the Company. Prior to the transaction, Mr. Gerber, along with certain family members and certain other Wainwright shareholders, owned the majority of the common stock in the Company as well as Wainwright. Following the closing of this transaction, he and those shareholders continue to own the majority of the Company voting shares. Mr. Gerber and Mr. Schoenberger (and the through the control of their respective trusts which hold stock in the Company) entered into a Voting Agreement reflective of a similar Voting Agreement in place for Wainwright wherein they have agreed to vote in concert with regard to all matters that come before the shareholders or the board of directors for a vote. This Voting Agreement establishes them as a control group.

Any future transactions by and among the parties mentioned above may qualify as related party transactions and will be disclosed accordingly.

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Board of Directors and based upon a determination that these transactions are on terms no less favorable to us than those which could be obtained by unaffiliated third parties. This policy could be terminated in the future. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which approves such a transaction.

PROPOSALS BY SECURITY HOLDERS

No stockholder has requested that we include any proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

MEETING MATERIALS

The expenses of distributing the Notice and of making the Meeting Materials available to the stockholders will be borne by the Company, including expenses in connection with the preparation of the Notice. As noted above, the Company is not soliciting proxies for the Annual Meeting of Stockholders as no proposals are being presented for stockholder vote.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the SEC contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

OTHER MATTERS

As of the date of this Information Statement, management does not know of any matters that will come before the Annual Meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, information statements and other information filed by us over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to Concierge Technologies, Inc., attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Concierge Technologies, Inc., attn: Mr. David W. Neibert, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

STOCKHOLDER PROPOSALS

Stockholder proposals to be presented at the 2022 annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than one-hundred and twenty (120) days before the one-year anniversary of the date on which the information statement was released for the prior year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act. For the Company’s 2022 annual meeting of stockholders, the Company must receive such proposals and nominations no later than June 14, 2022. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2022 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be received in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office, not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or by August 29, 2022, but not before July 30, 2022.

Notices of intention to present proposals at the annual meeting of stockholders should be addressed to David Neibert, Concierge Technologies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Dated: October 12, 2021

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Nicholas Gerber
Nicholas Gerber
President, Chief Executive Officer and Chairman of the Board of Directors